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                                                                      Exhibit 10


                   PROVISIONS ATTACHING TO EXCHANGEABLE SHARES

         The Exchangeable Non Voting Shares in the capital of the Corporation shall have the following rights, privileges, restrictions and conditions:


                                    ARTICLE 1
                                 INTERPRETATION

         1.1 For the purposes of these share provisions:

         "Act" means the Business Corporations Act of Ontario.

         "Affiliate" of any person means any other person directly or indirectly controlled by, or under common control of, that person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control of"), as applied to any person, means the possession by another person, directly or indirectly, of the power to direct or cause the direction of the management and policies of that first mentioned person, whether through the ownership of voting securities, by contract or otherwise.

         "Board of Directors" means the Board of Directors of the Corporation.

         "Business Day" means a day other than a Saturday, a Sunday or any other day when banks are not open for business in Toronto, Ontario.

         "Canadian Dollar Equivalent" means in respect of an amount expressed in a foreign currency (the "Foreign Currency Amount") at any date the product obtained by multiplying (a) the Foreign Currency Amount by (b) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors to be appropriate for such purposes.

         "Cash Retraction Price" is defined in Section 6.1 of these share provisions.

         "Cash Retraction Right" is defined in Section 6.1 of these share provisions

         "Common Share Reorganization" is defined in Section 12.1 of these share provisions.

         "Common Shares" mean the common shares of the Corporation.

         "Corporation" means Interpra Medical Imaging Network Ltd., a corporation incorporated under the laws of the Province of Ontario.

         "Current Market Price" means, in respect of a Merge Common Share, on any date as of which the Current Market Price is to be determined, the average of the closing prices of a Merge Common Share on the National Association of Securities Dealers Automated Quotation System,


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Small-Cap Issues (the "NASDAQ Small-Cap") (as published in The Wall Street
Journal (Midwest Edition), or, if not published therein, in any other authoritative source determined by the Board of Directors) on the 20 trading days immediately preceding such date, or, if the Merge Common Shares are not then listed on the NASDAQ Small-Cap, on such other stock exchange or automated quotation system on which Merge Common Shares are then listed or quoted, as the case may be, and, if Merge Common Shares are listed or quoted on more than one such exchange or automated quotation system, on such exchange or automated quotation system as may be selected by the Board of Directors for such purpose.

         "Designee" is defined in the Share Exchange Agreement.

         "Exchange Right" is defined in the Share Exchange Agreement.

         "Exchangeable Shares" means the Exchangeable Non Voting Shares of the Corporation having the rights, privileges, restrictions and conditions set forth herein.

         "Exchangeable Share Consideration" means the Specified Number of Merge Common Shares exchangeable for Exchangeable Shares, which Merge Common Shares shall be duly issued as fully paid and non assessable, and shall be free and clear of any lien, claim or incumbrance, plus a cheque payable at any branch of the bankers of Merge for cash dividends declared or previously paid on Merge Common Shares but not yet paid on Exchangeable Shares, plus delivery of non-cash dividends declared or previously delivered on Merge Common Shares, but not yet delivered on Exchangeable Shares.

         "Exchangeable Share Price" means, on a particular date, the Current Market Price of a Specified Number of Merge Common Shares plus an additional amount equivalent to the amount by which the declared and unpaid cash and non-cash dividends on one Exchangeable Share exceed, if at all, the declared and unpaid dividends on a Specified Number of Merge Common Shares, calculated in accordance with the provisions of Article III of the Provisions Attaching to Exchangeable Shares.

         "Liquidation Amount" is defined in Section 5.1 of these share provisions.

         "Liquidation Call Right" is defined in the Share Exchange Agreement.

         "Liquidation Date" is defined in Section 5.1 of these share provisions.

         "Liquidation Right" is defined in Section 5.1 of these share provisions.

         "Merge" means Merge Technologies Incorporated, a corporation organized and existing under the laws of the State of Wisconsin, and any successor corporation.

         "Merge Common Shares" means the common shares of Merge, $0.01 par value per share.



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         "Merge Dividend Declaration Date" means the date on which the Board of
Directors of Merge declares any dividend on the Merge Common Shares.

         "Purchase Price" is defined in Section 6.3 of these share provisions.

         "Purchase Right" means the Merge Purchase Right pursuant to Article 2 of the Share Exchange Agreement.

         "Reclassification" is defined in Section 12.2 of these share provisions.

         "Redemption Date" means September 30, 2004.

         "Redemption Price" is defined in Section 7.1 of these share provisions.

         "Redemption Right" is defined in Section 7.2 of these share provisions.

         "Retracted Shares" is defined in Section 6.1 of these share provisions.

         "Retraction Call Notice" is defined in Section 6.3 of these share provisions.

         "Retraction Right" is defined in Section 6.1 of these share provisions.

         "Retraction Date" is defined in Section 6.1 of these share provisions.

         "Retraction Price" is defined in Section 6.1 of these share provisions.

         "Retraction Request" is defined in Section 6.1 of these share provisions.

         "Retraction Call Right" is defined in Section 6.1 of these share provisions.

         "Share Exchange Agreement" means the Share Exchange Agreement between Merge and the Corporation attached as Exhibit A hereto and made a part hereof.

         "Specified Number" means one share, subject to adjustment in accordance with Article 12 of these share provisions.

         "Support Agreement" means the Support Agreement, dated as of August 31, 1999 among Merge, the Corporation and the stockholders of the Corporation.

         "Trust" means the trust which is the subscriber for Merge Common Shares having voting rights equal to the number of Exchangeable Shares outstanding from time to time (other than Exchangeable Shares held by Merge and its Affiliates) multiplied by the Specified Number with such voting rights to be exercised by the Trustee pursuant to the Trust Agreement.



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         "Trust Agreement" means the Trust Agreement made as of dated as of
August 31, 1999 among Merge, as the settlor, and the Trustee, establishing the Trust.

         "Trustee" means Firstar Bank Milwaukee NA and any successor trustee appointed under the Trust Agreement.


                                    ARTICLE 2
                         RANKING OF EXCHANGEABLE SHARES

         2.1 With respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs as herein provided, the Exchangeable Shares shall be entitled to the a preference over: (i) the Common Shares, solely to the extent of any cash or non-cash dividends declared or previously paid or delivered on Merge Common Shares but not yet paid or delivered on Exchangeable Shares; and (ii) any other shares ranking junior to the Exchangeable Shares.


                                    ARTICLE 3
                                    DIVIDENDS

         3.1 A holder of an Exchangeable Share shall be entitled, subject to applicable law, to receive on each dividend payment date specified by the board of directors of Merge, a dividend on each Exchangeable Share:

              (a) in the case of a cash dividend declared on Merge Common Shares, in an amount in cash for each Exchangeable Share equal to the Canadian Dollar Equivalent on the Merge Dividend Declaration Date of the cash dividend declared on the Specified Number of Merge Common Shares;

              (b) in the case of a stock dividend declared on the Merge Common Shares to be paid in Merge Common Shares, in such number of Exchangeable Shares for each Exchangeable Share as is equal to the number of Merge Common Shares to be paid on the Specified Number of Merge Common Shares; or

              (c) in the case of a dividend declared on the Merge Common Shares in property other than cash or Merge Common Shares, in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent to (to be determined by the Board of Directors, in good faith and its sole discretion, with the assistance of such reputable and independent financial advisors and/or other experts as the Board of Directors may require) the type and amount of property declared on the Specified Number of Merge Common Shares. Such dividends shall be paid out of money, assets or property of the

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         Corporation properly applicable to the payment of dividends, or out of authorized, but unissued shares of the Corporation.

         3.2 Cash dividends shall be paid by cheque of the Corporation payable at par at any branch of the bankers of the Corporation or by electronic fund transfer to the bank accounts specified by the holders from time to time and the sending of such a cheque to each holder of an Exchangeable Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the registered holder of Exchangeable Shares shall be issued or transferred in respect of any stock dividends contemplated by Section 3.1(b) hereof and the sending of such a certificate to each holder of an Exchangeable Share shall satisfy the stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by Section 3.1(c) hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of an Exchangeable Share shall satisfy the dividend represented thereby. Any cheque required to be mailed or sent to a holder of Exchangeable Shares shall be validly sent or mailed if mailed to the address of the holder recorded in the securities register of the Corporation, or in the event of such address not being so recorded, then at the last known address of such holder. The Corporation may deduct and withhold from any payments of dividends in cash, shares or other property any amounts required by law to be deducted and withheld, including, without limitation, United States dividend withholding taxes to the extent the Corporation or Merge believes that such withholding may be required. Subject to applicable law, no holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend that is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

         3.3 The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under Section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the Merge Common Shares.

         3.4 If on any payment date for any dividend declared on the Exchangeable Shares under Section 3.1 hereof the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.

         3.5 In paying any stock dividend in the form of Exchangeable Shares, the Corporation shall not be required to deliver fractional shares of Exchangeable Shares but in lieu thereof may pay to the holders of Exchangeable Shares an amount in cash equal to the same fraction of the Canadian Dollar Equivalent of the Current Market Price of one Merge Common Share on the last Business Day prior to dividend payment date.


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                                    ARTICLE 4
                              CERTAIN RESTRICTIONS

         4.1 So long as any of the Exchangeable Shares are outstanding, the Corporation shall not at any time without, but may at any time with, the approval of the holders of the Exchangeable Shares given as specified in Section
11.2 of these share provisions:

              (a) pay any dividends on the Common Shares or on any other shares ranking junior to the Exchangeable Shares, other than stock dividends payable in Common Shares, or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

              (b) redeem or purchase or make any capital distribution in respect of Common Shares or any other shares ranking junior to the Exchangeable Shares;

              (c) redeem or purchase any other shares of the Corporation ranking equally with, or superior to, the Exchangeable Shares with respect to the payment of dividends or on any liquidation distribution; or

              (d) issue any Exchangeable Shares or any other shares of the Corporation ranking equally with, or superior to, the Exchangeable Shares other than by way of stock dividends to the holders of Exchangeable Shares.

         4.2 The restrictions in Sections 4.1 shall not apply if all dividends on the outstanding Exchangeable Shares required by Section 3.1 to have been declared and paid on the Exchangeable Shares through the date of the action restricted by Section 4.1 have been declared and paid in full.


                                    ARTICLE 5
                          DISTRIBUTION ON LIQUIDATION

         5.1 In the event of the liquidation, dissolution or winding up of the Corporation or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, each holder of Exchangeable Shares shall be entitled to exercise a right (the "Liquidation Right"), subject to applicable law and the exercise by Merge or its Designee of the Liquidation Call Right, to receive from the assets of the Corporation in respect of each Exchangeable Share held by the holder on the date on which the assets of the Corporation are distributed to its shareholders (the "Liquidation Date") in connection with such liquidation, dissolution or winding up, in priority to any distribution of any part of the assets of the Corporation among the holders of the Common Shares, or any other shares ranking junior to the Exchangeable Shares, the Exchangeable Share Price to be paid in the form of the Exchangeable Share Consideration (the "Liquidation Amount").

         5.2 Upon the exercise of the Liquidation Right, on or promptly after the Liquidation Date, and subject to the exercise by Merge or its Designee of the Liquidation Call Right, the


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Corporation shall cause to be delivered to the holders of the Exchangeable
Shares, the Liquidation Amount for each Exchangeable Share upon presentation and surrender of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the bylaws of the Corporation and such additional documents and instruments as the Corporation may reasonably require, at the registered office of the Corporation. Payment of the total Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or by holding (as specified in writing by such holder) for pick up by the holders at the registered office of the Corporation the Liquidation Amount (less any Merge Common Shares withheld in respect of any tax required to be deducted or withheld therefrom by the Corporation, and less any tax required to be deducted and withheld therefrom by the Corporation, including, without limitation, United States dividend withholding taxes to the extent the Corporation or Merge believes that such withholding may be required).

         On and after the Liquidation Date, the holders of such Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the proportionate share of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected to the extent their proportionate share of the total Liquidation Amount has not been paid, until their proportionate share of the total Liquidation Amount has been fully paid in the manner hereinbefore provided.

         The Corporation shall have the right at any time after the Liquidation Date to deposit or cause to be deposited in a custodial account with any chartered bank or trust company in Canada the total Liquidation Amount in respect of the Exchangeable Shares represented by certificates that have not, at the Liquidation Date, been surrendered by the holders thereof, and immediately upon making such deposit the Corporation shall give notice thereof to the applicable holders of the Exchangeable Shares. Upon such deposit being made, the rights of such holders of Exchangeable Shares after such deposit shall be limited to the right to receive their proportionate part of the total Liquidation Amount (less any tax required to be deducted or withheld therefrom, including, without limitation, United States dividend withholding taxes to the extent the Corporation or Merge believes that such withholding may be required) for the Exchangeable Shares with respect to which the Liquidation Amount has been so deposited, against presentation and surrender of the certificates representing such Exchangeable Shares to such bank or trust company. Upon such payment or deposit of the total Liquidation Amount, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be the holders of the Merge Common Shares either: (i) delivered to such holder; or (ii) deposited with such chartered bank or trust company.

         5.3 After the total Liquidation Amount has been paid or deposited, whether by the Corporation pursuant to the Liquidation Right or by Merge or its Designee following the exercise



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of the Liquidation Call Right, holders of Exchangeable Shares shall not be entitled to share in any further distribution of the assets of the Corporation.

         5.4 In paying the total Liquidation Amount the Corporation shall not be required to deliver fractional shares of Merge Common Shares but in lieu thereof may pay to the holders of Exchangeable Shares in accordance with Section
5.2 an amount in cash equal to the same fraction of the Canadian Dollar Equivalent of the Current Market Price of one Merge Common Share on the last Business Day prior to the Liquidation Date.

                                    ARTICLE 6
                  RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

         6.1 Subject to the provisions of the Act and applicable securities laws, the exercise by Merge or its Designee of the Retraction Call Right and otherwise upon compliance with the provisions of this Article 6, a holder of Exchangeable Shares shall be entitled:

              (a) at any time through and including August 31, 2004, to require the Corporation to redeem any or all of the Exchangeable Shares registered in the name of such holder (the "Retraction Right") for the Exchangeable Share Price per Exchangeable Share to be paid in the form of the Exchangeable Share Consideration (the "Retraction Price"); and

              (b) at any time between September 1, 2004 and October 1, 2004, to require the Corporation to redeem any or all of the Exchangeable Shares registered in the name of such holder (the "Cash Retraction Right") for the price of U.S. $4.50 per Exchangeable Share, to be paid in cash (the "Cash Retraction Price").

Merge shall use its best efforts to provide each holder of Exchangeable Shares with written notice by June 30, 2004 advising such holder of the impending expiration of the period during which the holder could exercise the Retraction Right or the Cash Retraction Right. However, the failure to provide such notice shall have no effect on the rights of Merge or its Designee under these share provisions or any other agreement. To effect such redemption pursuant to the Retraction Right or the Cash Retraction Right, the holder shall present and surrender at the registered office of the Corporation the certificate or certificates representing the Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the bylaws of the Corporation, and such additional documents and instruments as the Corporation may reasonably require, together with a duly executed statement (the "Retraction Request") in the form of Appendix 1 hereto or in such other form as may be acceptable to the Corporation:

              (a) specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Corporation;


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              (b)    stating the Business Day on which the holder desires to
         have the Corporation redeem the Retracted Shares (the "Retraction Date"), provided that the Retraction Date shall be not less than 10 Business Days nor more than 15 Business Days after the date on which the Retraction Request is received by the Corporation and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the tenth Business Day after the date on which the Retraction Request is received by the Corporation; and

              (c) acknowledging the overriding right (the "Retraction Call Right") of Merge or its Designee to purchase all but not less than all the Retracted Shares directly from the holder and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to Merge and its Designee in accordance with the Retraction Call Right on the terms and conditions set out in Section
         6.3 below.

         6.2 Subject to the exercise by Merge or its Designee of the Retraction Call Right and compliance with all applicable securities laws, upon receipt by the Corporation in the manner specified in Section 6.1 hereof of a certificate or certificates representing the number of Exchangeable Shares which the holder desires to have the Corporation redeem pursuant to the Retraction Right or Cash Retraction Right, as applicable, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Corporation shall redeem the Retracted Shares effective at the close of business on the Retraction Date and shall cause to be delivered to such holder the Retraction Price or the Cash Retraction Price, as applicable, with respect to such shares in the manner provided in Section 6.4 hereof. If only a part of the Exchangeable Shares represented by any certificate are redeemed (or purchased by Merge or its Designee pursuant to the Retraction Call Right), a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

         6.3 Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately notify Merge thereof. In order to exercise the Retraction Call Right, Merge must notify the Corporation and the holder in writing of its determination to do so (the "Retraction Call Notice") within 5 Business Days of notification to Merge by the Corporation of the receipt by the Corporation of the Retraction Request. If Merge does not so notify the Corporation within such 5 Business Day period, the Corporation will notify the holder as soon as possible thereafter that Merge will not exercise the Retraction Call Right. If Merge delivers the Retraction Call Notice within such 5 Business Day time period, and provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the Retraction Request shall thereupon be considered only to be an offer by the holder to sell the Retracted Shares to Merge or its Designee in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares pursuant to the Retraction Right, and Merge or its Designee shall purchase from such holder and such holder shall sell to Merge or its Designee on the Retraction Date the Retracted Shares for a purchase price (the "Purchase Price") per share equal to the Retraction Price or the Cash Retraction Price, as applicable, in the manner set forth in the Share Exchange Agreement. If Merge does not deliver the Retraction Call Notice within such 5 Business Day period, and provided that the


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Retraction Request is not revoked by the holder in the manner specified in
Section 6.7, the Corporation shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this Article 6.

         6.4 On the Retraction Date, subject to the exercise by Merge or its Designee of the Retraction Call Right and compliance with all applicable securities laws, the Corporation shall deliver to the holder at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick up by the holder at the registered office of the Corporation, as specified in writing by such holder, the Retraction Price or Cash Retraction Price, as applicable (less any Merge Common Shares withheld in respect of any tax required to be deducted or withheld therefrom by the Corporation, and, less any tax required to be deducted or withheld therefrom by the Corporation, including, without limitation, United States dividend withholding taxes to the extent the Corporation or Merge believes that such withholding may be required), and such delivery shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price or total Cash Retraction Price, as applicable (plus any tax required and in fact deducted and withheld therefrom and remitted to the proper tax authority) unless the cheque is not paid on due presentation.

         6.5 On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive, subject to these share provisions, his proportionate part of the total Retraction Price, total Cash Retraction Price or total Purchase Price, as applicable, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of his proportionate part of the total Retraction Price, total Cash Retraction Price or total Purchase Price, as applicable, shall not be made, in which case the rights of such holder shall remain unaffected to the extent payment of his proportionate part of the total Retraction Price, total Cash Retraction Price or total Purchase Price, as applicable, has not been made until his proportionate part of the total Retraction Price, total Cash Retraction Price or total Purchase Price, as applicable, has been fully paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of his proportionate part of the total Retraction Price, total Cash Retraction Price or total Purchase Price, as applicable, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation or purchased by Merge or its Designee shall thereafter be considered and deemed for all purposes to be a holder of the Merge Common Shares delivered to it.

         6.6 Notwithstanding any other provision of this Article 6, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law, including securities laws. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that Merge shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the Corporation shall only be obligated to redeem Retracted


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Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least 2 Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law, including securities laws, the Corporation shall redeem Retracted Shares in accordance with Section 6.4 of these share provisions on a pro rata basis and shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to
Section 6.4 hereof. Provided that the Retraction Request is not revoked by the holder in the manner specified in Section 6.7, the holder of any such Retracted Shares not redeemed by the Corporation pursuant to Section 6.4 of these share provisions as a result of solvency requirements of applicable law shall be deemed by giving the Retraction Request to require Merge or its Designee to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by Merge or its Designee to such holder of the Purchase Price for each such Retracted Share pursuant to the Exchange Right, all as more specifically provided in the Article 1 of the Share Exchange Agreement.

         6.7 A holder of Retracted Shares may, by notice in writing given by the holder to the Corporation before the close of business on the Business Day immediately preceding the Retraction Date, withdraw its Retraction Request in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to Merge or its Designee shall be deemed to have been revoked. As soon as practicable after having received such withdrawal notice the Corporation shall return, or cause to be returned, to the holder, the Exchangeable Shares delivered to the Corporation pursuant to section 6.1. If the Retraction Request has not been revoked as provided for in this Section 6 by the close of business on the Business Day immediately preceding the Retraction Date, the holder of such Retraction Shares shall be deemed to have agreed to sell the Retraction Shares to Merge or its Designee in accordance with the Retraction Call Right.

         6.8 In paying the Retraction Price, the Corporation shall not be required to deliver fractional shares of Merge Common Shares but in lieu thereof may pay to the holders of Exchangeable Shares in accordance with Section 6.4 an amount in cash equal to the same fraction of the Canadian Dollar Equivalent of the current Market Price of one Merge Common Share on the last Business Day prior to the Retraction Date.


                                    ARTICLE 7
              REDEMPTION OF EXCHANGEABLE SHARES BY THE CORPORATION

         7.1 Subject to applicable law, if directed by Merge pursuant to the Share Exchange Agreement, the Corporation shall on the Redemption Date redeem the whole of the then outstanding Exchangeable Shares for an amount per share equal to the Exchangeable Share Price to be paid in the form of the Exchangeable Share Consideration (the "Redemption Price").



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         7.2  In the case of a redemption of Exchangeable Shares under this
Article 7, the Corporation shall, at least 20 days before the Redemption Date, send or cause to be sent to each holder of Exchangeable Shares a notice in writing of the redemption by the Corporation of the Exchangeable Shares held by such holder (the "Redemption Right"). Such notice shall set out the Redemption Price and the Redemption Date. On or after the Redemption Date, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed, the Redemption Price for each such Exchangeable Share upon presentation and surrender at the registered office of the Corporation, certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the bylaws of the Corporation and such additional documents and instruments as the Corporation may reasonably require. Payment of the total Redemption Price for such Exchangeable Shares shall be made by delivery to each holder at the address of the holder recorded in the securities register of the Corporation or by holding for pick up by the holder at the registered office of the Corporation the Share Redemption Consideration (less any Merge Common Shares withheld in respect of any tax required to be deducted or withheld therefrom by the Corporation, and less any tax required to be deducted or withheld therefrom by the Corporation, including without limitation, United States dividend withholding taxes to the extent the Corporation or Merge believes that such withholding may be required).

         On and after the Redemption Date, the holders of the Exchangeable Shares called for redemption pursuant to the Redemption Right shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price, unless payment of their proportionate part of the total Redemption Price for such Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of such holders shall remain unaffected until their proportionate part of the total Redemption Price has been paid in full in the manner hereinbefore provided.

         The Corporation shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares pursuant to the Redemption Right, to deposit or cause to be deposited the total Redemption Price of the Exchangeable Shares so called for redemption, or of such Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or trust company in Canada named in such notice and giving notice thereof to the holders of the Exchangeable Shares. Upon the later of such deposit being made and the Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made, shall be redeemed and the rights of the holders thereof after deposit or the Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Redemption Price (less any tax required to be deducted or withheld therefrom, including, without limitation, United States dividend withholding taxes to the extent the Corporation or Merge believes that such withholding may be required) for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Redemption Price, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the Merge Common Shares delivered to them.

         7.3 In paying the Redemption Price the Corporation shall not be required to deliver fractional shares of Merge Common Shares but in lieu thereof may pay to the holders of Exchangeable Shares in accordance with Section 7.2 an amount in cash equal to the same fraction of the Canadian Dollar Equivalent of the Current Market Price of one Merge Common Share on the last Business Day prior to the Retraction Date.


                                    ARTICLE 8
                           PURCHASE FOR CANCELLATION

         8.1 Subject to applicable law and the prior written consent of Merge, the Corporation may at any time and from time to time purchase for cancellation all or any part of the outstanding Exchangeable Shares at any price by agreement with a holder of record of Exchangeable Shares then outstanding or through the facilities of any stock exchange on which the Exchangeable Shares are listed or quoted at any price per share together with an amount equal to all declared and unpaid dividends thereon (less any tax required to be deducted or withheld therefrom by the Corporation, including, without limitation, United States dividend withholding taxes to the extent the Corporation or Merge believes that such withholding may be required).


                                    ARTICLE 9
                                 DISSENT RIGHTS

         9.1 A holder of Exchangeable Shares shall not be entitled to exercise any rights of dissent provided for in the Act on a proposal to amend the Articles of the Corporation to: (i) effect an exchange, reclassification or cancellation of the Exchangeable Shares; or (ii) create a new class or series of shares equal or superior to the Exchangeable Shares.


                                   ARTICLE 10
                                 VOTING RIGHTS

         10.1 Except as required by applicable law, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting.

                                   ARTICLE 11
                             AMENDMENT AND APPROVAL

         11.1 The rights, privileges, restrictions and conditions attaching to the Exchangeable Shares may be added to, changed or removed but only with the approval of the holders of the Exchangeable Shares, voting separately as a class, given as hereinafter specified.

         11.2 Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than 50.1% of the votes cast on such resolution at a meeting of holders of Exchangeable Shares duly called and held at which the holders of at least 50% of the outstanding Exchangeable Shares at that time are present and represented by proxy; provided that if at any such meeting the holders of at least 50% of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one half hour after the time appointed for such meeting then the meeting shall be adjourned to such date not less than 10 days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Exchangeable Shares present and represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two thirds of the votes cast on such resolution at such meeting shall constitute the approval or consent of the holders of the Exchanged Shares. On every poll taken at any meeting of holders of Exchangeable Shares, each holder shall be entitled to one vote in respect of each Exchangeable Share held. Subject to the foregoing, the formalities to be observed in respect of the giving or waiving of notice of any such meeting and the conduct thereof shall be those from time to time prescribed in the by laws of the Corporation with respect to meetings of shareholders. Any approval or consent required to be given by the holders of Exchangeable Shares shall also be validly given if expressed by an instrument or instruments in writing signed by all the holders of Exchangeable Shares.


                                   ARTICLE 12
                       ADJUSTMENT TO THE SPECIFIED NUMBER

         12.1 If and whenever at any time up to and including the Liquidation Date, the outstanding Merge Common Shares are subdivided or redivided into a greater number of Merge Common Shares or are reduced, combined or consolidated into a smaller number of Merge Common Shares (any of such events being hereinafter called a "Common Share Reorganization"), the Specified Number shall be adjusted effective immediately upon the occurrence of the Common Share Reorganization by multiplying the Specified Number at that time by the quotient or fraction, as the case may be, obtained when: (i) the number of Merge Common Shares outstanding after the completion of such

Common Share Reorganization is divided by (ii) the number of Merge Common Shares outstanding before giving effect to the Common Share Reorganization.

         12.2 If and whenever at any time up to and including the Liquidation Date, the outstanding Merge Common Shares shall be reclassified, exchanged or converted into other shares, securities or property, otherwise than as a result of a Common Share Reorganization, or if the designation of or rights, privileges, restrictions and conditions attached to the Merge Common Shares are changed, or if there shall be an amalgamation, merger, reorganization, liquidation, dissolution, winding up or other similar transaction affecting Merge (other than a transaction which does not result in any reclassification of the outstanding Merge Common Shares or a change of the Merge Common Shares into other assets, securities or property), or a transfer of all or substantially all of the assets of Merge to another corporation or entity (any such event being referred to in this Section 12.2 as a "Reclassification"), then each such holder of Exchangeable Shares shall be entitled to receive and shall accept, and the Corporation shall deliver to each such holder at the time such holder would otherwise have received Merge Common Shares, in lieu of the number of Merge Common Shares such holder would have received at such time if there had been no Reclassification, the aggregate number and kind of shares or other securities or amount of other property which such holder would have been entitled to receive as a result of the Reclassification if, on the effective date thereof, he had been the registered holder of the number of Merge Common Shares to which he was theretofore entitled at such time.

         12.3 If Merge shall fix a record date for the making of a distribution to all or substantially all the holders of outstanding Merge Common Shares of:
(i) shares of any class other than Merge Common Shares; (ii) rights, options or warrants; or (iii) evidences of its indebtedness, then in each such case the Specified Number shall be adjusted immediately after such record date so that it shall equal the rate determined by multiplying the Specified Number in effect on such record date by a fraction, of which the denominator shall be the total number of Merge Common Shares outstanding on such record date multiplied by the Current Market Price per share of Merge Common Shares on such record date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive) of such shares or rights, options or warrants or evidences of indebtedness or assets so to be distributed, and of which the numerator shall be the total number of Merge Common Shares outstanding on such record date multiplied by such Current Market Price per share of Merge Common Shares; provided, however, Merge Common Shares owned by or held for the account of Merge shall be deemed not to be outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed. To the extent that such distribution is not so made, the Specified Number shall be readjusted to the Specified Number which would then be in effect based upon such shares or rights, options or warrants or evidences of indebtedness or assets actually distributed.

         12.4 If and whenever at any time up to and including the Liquidation Date, Merge shall take any action affecting or relating to Merge Common Shares, other than an event described in Section 12.1, 12.2 or 12.3, which in the opinion of the Board of Directors would prejudicially affect the rights of the holders of Exchangeable Shares, then the Specified Number shall be adjusted in such manner, if any, and at such time, as the Board of Directors may determine in their sole discretion to be equitable in the circumstances to the holders of Exchangeable Shares. Any such determination shall be binding upon the Corporation, Merge and each holder of Exchangeable Shares. The failure by the Board of Directors to take any action to provide for an adjustment on or prior to the effective date of any action by Merge affecting the Merge Common Shares shall be conclusive evidence that the Board of Directors has determined that it is equitable to make no adjustment in the circumstances.

         12.5 If a dispute shall at any time arise with respect to the adjustments provided for herein, such dispute shall be conclusively determined by the Board of Directors acting in good faith and any such determination shall be binding upon the Corporation, Merge and all holders of Exchangeable Shares.

         12.6 No adjustment in the Specified Number shall be required unless such adjustment would require an increase or decrease of at least 1% in such rate; provided, however, that any adjustments which by reason of this Section
12.7 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. The adjustments provided for in this Article shall be cumulative.

         12.7 No adjustments in the Specified Number shall be made pursuant to
Section 12.1 above if the Corporation shall correspondingly: (i) subdivide or redivide its outstanding Exchangeable Shares into a greater number of shares; or
(ii) reduce, combine or consolidate the outstanding Exchangeable Shares into a smaller number of shares.

         12.8 No adjustments in the Specified Number shall be made pursuant to
Section 12.1, Section 12.2 or Section 12.3 above if the holders of the Exchangeable Shares were permitted to participate in a Common Share Reorganization, Reclassification, the issuance of such rights, options or warrants or such distribution, as the case may be, as though and to the same effect as if they had exchanged their Exchangeable Shares for Merge Common Shares prior to the Common Share Reorganization, Reclassification, issuance of such rights, options or warrants or such distribution, as the case may be, or if such holders were permitted to participate in the issuance of substantially equivalent rights, options or warrants of the Corporation or any equivalent distribution by the Corporation, as the case may be.

         12.9 In any case where the application of the foregoing provisions results in an increase in the Specified Number taking effect immediately after the record date for a specific event, then, if the Corporation is required to deliver any Merge Common Shares prior to completion of the event, the Corporation may postpone the distribution to a holder of Exchangeable Shares of the additional Merge Common Shares to which he is entitled by reason of the increase of the Specified Number, but such additional Merge Common Shares shall be issued and delivered to that holder upon completion of the event and the Corporation shall deliver to the holder an appropriate instrument evidencing his right to receive such additional Merge Common Shares.

                                   ARTICLE 13
               ACTIONS BY THE CORPORATION UNDER SUPPORT AGREEMENT

         13.1 The Corporation will take all such actions and do all such things as shall be necessary or advisable to perform and comply with all provisions of the Support Agreement applicable to the Corporation and to ensure performance and compliance by Merge with all provisions of the Support Agreement applicable to Merge in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation all rights and benefits in favor of the Corporation under or pursuant to such agreement.

         13.2 The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement without the approval of the holders of the Exchangeable Shares given in accordance with Section 11.2 of these share provisions other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

              (a) adding to the covenants of the other party or parties to such agreement for the protection of the Corporation or the holders of Exchangeable Shares thereunder;

              (b) making such provisions or modifications not inconsistent with such agreement as may be necessary or desirable with respect to matters or questions arising thereunder which, in the opinion of the Board of Directors, may be expedient to make, provided that the Board of Directors shall be of the opinion, after consultation with such advisors as they consider appropriate, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

              (c) making such changes in or corrections to such agreement which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the opinion, after consultation with counsel, that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

                                   ARTICLE 14
                                     LEGEND


         14.1 The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend, in form and on terms approved by the Board of Directors, with respect to these provisions and those contained in the Support Agreement and the Share Exchange Agreement including, but not limited to the provisions relating to the Liquidation Call Right, the Retraction Call Right and the Purchase Right, and any transfer restrictions under applicable securities laws. Neither the Exchangeable Shares nor the Merge Common Shares issuable in exchange for the Exchangeable

Shares have been registered under the Securities Act of 1933, as amended (the "U.S. Securities Act") or the Ontario Securities Act, and may not be offered or sold: (i) in the United States or to a U.S. Person unless such shares are registered under the U.S. Securities Act, or an exemption from the registration requirements of the U.S. Securities Act is available; or (ii) in Canada unless such shares are qualified by prospectus filed in accordance with the applicable provincial Securities Acts or an exemption from the registration requirements of such provincial Securities Acts is available.


                                   ARTICLE 15
                                     NOTICES

         15.1 Any notice, request or other communication to be given to the Corporation or to Merge by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by mail (postage prepaid) or by telecopy or by delivery to the registered office of the Corporation or, in the case of a notice, request or communication to Merge, to Merge's principal office and addressed to the attention of the President. Any such notice, request or other communication, if given by mail, telecopy or delivery, shall only be deemed to have been given and received upon actual receipt thereof by the Corporation or Merge as the case may be.

         15.2 Any presentation and surrender by a holder of Exchangeable Shares to the Corporation of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding up of the Corporation, or the retraction, redemption or purchase for cancellation of Exchangeable Shares, shall be made by registered mail (postage prepaid) or by delivery to the registered office of the Corporation addressed to the attention of the President of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation. Any such presentation and surrender of certificates made by registered mail shall be at the sole risk of the holder mailing the same.

         15.3 Any notice, request or other communication to be given or sent to a holder of Exchangeable Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by mail (postage prepaid), or by delivery, to the address of the holder recorded in the securities register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the third Business Day following the date of mailing and, if given by delivery, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by the Corporation pursuant thereto.


                                   ARTICLE 16
                     AGREEMENT TO SHARE EXCHANGE AGREEMENT

         16.1 By accepting and holding the certificate or certificates representing the Exchangeable Shares, such holder of Exchangeable Shares shall be deemed to have agreed to be bound by the Share Exchange Agreement as if such holder were a party thereto.

                                   APPENDIX 1
                              NOTICE OF RETRACTION

         To the Corporation and Merge Technologies Incorporated:

         This notice is given pursuant to Article 6 of the Exchangeable Share Provisions (the "Share Provisions") attaching to the share(s) represented by this certificate and all capitalized words and expressions used in this notice which are defined in the Share Provisions have the meanings ascribed to such words and expressions in such Share Provisions.

         The undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Corporation redeem in accordance with Article 6 of the Share Provisions:

         / / all share(s) represented by this certificate; or
         / /               share(s) only.

         The undersigned hereby notifies the Corporation that the Retraction Date shall be_____________.

         NOTE: The Retraction Date must be a Business Day and must not be less than 10 Business Days nor more than 15 Business Days after the date upon which this notice is received by the Corporation. In the event that no such Business Day is specified above, the Retraction Date shall be deemed to be the tenth Business Day after the date on which this notice is received by the Corporation.

         The undersigned acknowledges the Retraction Call Right of Merge or its Designee to purchase all but not less than all the Retracted Shares from the undersigned and that the giving of this notice to Merge shall be deemed to be a revocable offer by the undersigned to sell the Retracted Shares to Merge or its Designee in accordance with the Retraction Call Right on the Retraction Date for the Retraction Price or Cash Retraction Price, as applicable, and on the other terms and conditions set out in Section 6.3 of the Share Provisions. If Merge determines not to exercise the Retraction Call Right, the Corporation will notify the undersigned of such fact as soon as possible. This notice of retraction and offer to sell the Retracted Shares to Merge or its Designee may be revoked and withdrawn by the undersigned by notice in writing given to the Corporation at any time before the close of business on the Business Day immediately preceding the Retraction Date. If this Notice of Retraction has not been revoked and withdrawn by the undersigned by such time, the undersigned shall be deemed to have agreed to sell the Retracted Shares to Merge or its Designee in accordance with the Retraction Call Right.

         The undersigned acknowledges that if, as a result of solvency provisions of applicable law, the Corporation is not permitted to redeem all Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Share Exchange Agreement) so as to require

Merge or its Designee to purchase the unredeemed Retracted Shares in accordance with the provisions of the Share Exchange Agreement.

         The undersigned hereby represents and warrants to the Corporation, Merge and its Designee that the undersigned has good title to, and owns, the share(s) represented by this certificate to be acquired by the Corporation, Merge or its Designee, as the case may be, free and clear of all liens, claims and encumbrances.

--------------------------------
(Date)

--------------------------------
(Signature of Shareholder)



Address of Shareholder:

-----------------------

-----------------------

-----------------------

-----------------------

NOTE: If the notice of retraction is for less than all of the share(s) represented by this certificate, a certificate representing the remaining shares of the Corporation will be issued and registered in the name of the shareholder as it appears on the register of the Corporation.

613075

                                    EXHIBIT A

                            SHARE EXCHANGE AGREEMENT

                                    ATTACHED

                            SHARE EXCHANGE AGREEMENT


         This SHARE EXCHANGE AGREEMENT (the "Agreement") dated as of September 3, 1999, by and between Merge Technologies Incorporated, a Wisconsin corporation ("Merge") and Interpra Medical Imaging Network Ltd., an Ontario corporation (the "Corporation").


                                    RECITALS


         A. Merge, 3032854 Nova Scotia Company ("Holdings") and the Corporation have entered into a Purchase Agreement dated as of September 1, 1999 (the "Purchase Agreement"), pursuant to which, among other transactions, each shareholder of the Corporation (each, a "Holder," collectively, the "Holders") shall be issued Exchangeable Non Voting Shares of the Corporation's capital stock (the "Exchangeable Shares").

         B. The Exchangeable Shares are exchangeable into shares of common stock of Merge, $0.01 par value per share (the "Merge Common Shares"), and shall otherwise have the rights set forth in the Provisions Attaching to Exchangeable Shares.

         C. As a material inducement to the Corporation to consummate the transactions contemplated by the Purchase Agreement, Merge and the Corporation desire to provide for the terms of the exchange of the Exchangeable Shares for the Merge Common Shares.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties agree as follows:



                                    ARTICLE 1

          EXCHANGE RIGHT AND AUTOMATIC EXCHANGE ON LIQUIDATION OF MERGE

         1.1  Exchange Right

              1.1.1. Merge agrees that subject to compliance with the provisions of the Act and applicable securities laws and the exercise by Merge or its Designee of the Retraction Call Right (as defined in the Provisions Attaching to Exchangeable Shares) and otherwise in compliance with the provisions of Article 6 of the Provisions Attaching to Exchangeable Shares, each Holder of Exchangeable Shares shall be entitled:

              (a) at any time through and including August 31, 2004 during which, as described in Section 1.3 of this Agreement, the Corporation is not permitted to redeem all Retracted Shares as described in Section
         1.3 of this Agreement, to require Merge or its Designee to exchange any or all of the Exchangeable Shares registered in the name of the Holder (the "Exchange Right") for the Exchangeable Share Price per Exchangeable Share to be paid in the form of the Exchangeable
         Share Consideration (the "Exchange Price"); and

              (b) at any time between September 1, 2004 and October 1, 2004 during which, as described in Section 1.3 of this Agreement, the Corporation is not permitted to redeem all Retracted Shares, to require Merge or its Designee to exchange any or all of the Exchangeable Shares registered in the name of the Holder (the "Cash Exchange Right") for the price of U.S. $4.50 per Exchangeable Share, to be paid in cash (the "Cash Exchange Price").

              1.1.2 If any Holder wishes to exercise his Exchange Right or Cash Exchange Right, as applicable, in respect of all or any of the Exchangeable Shares registered in his name, he shall deliver to Merge, in person or by certified or registered mail, at its principal office (attention: Chief Financial Officer), or at such other place as may be specified by Merge from time to time, the Holder Deliveries, and the Retraction Request will constitute and will be deemed to constitute notice from such Holder to Merge that such Holder is exercising the Exchange Right with respect to those Retracted Shares which the Corporation is not permitted to redeem, except that the Retraction Date shall be deemed to be the "Exchange Date."

              1.1.3 Subject to compliance with the provisions of Section 5.9, on the Exchange Date, Merge or its Designee shall pay or cause to be paid to the applicable Holder, the Exchange Price or Cash Exchange Price, as applicable, for each Exchangeable Share surrendered on this Exchange Date for exchange pursuant to Section 1.1.2. Payment of the total Exchange Price or Cash Exchange Price, as applicable, for such Exchangeable Shares shall be made by delivery to such Holder at the registered office of Merge or at such other location as may be specified by Merge by notice to such Holder of the Exchangeable Share Consideration (less any Merge Common Shares withheld by Merge or its Designee in respect of Taxes). As of and with effect from the Exchange Date, such Holder shall cease to be the holder of such Exchangeable Shares and, subject to Section
5.1 hereof, shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the Exchange Price or Cash Exchange Price, as applicable, unless payment of the total Exchange Price or Cash Exchange Price, as applicable, for such Exchangeable Shares shall not be made in accordance with this provision, in which case the rights of such Holder shall remain unaffected to the extent payment of the Exchange Price or Cash Exchange Price, as applicable, has not been made, until the Exchange Price or Cash Exchange Price, as applicable, has been fully paid in the manner hereinbefore provided. Upon such payment or deposit of the Exchange Price or Cash Exchange Price, as applicable, such Holder shall thereafter be considered and deemed for all purposes to be the holder of the Merge Common Shares delivered to him.

         1.2  Automatic Exchange on Liquidation of Merge.

              1.2.1 Merge shall give each Holder notice of each of the following events at the time set forth below:

              (a) in the event of any determination by the Board of Directors of Merge to institute voluntary liquidation, dissolution or winding up proceedings with respect to Merge or to effect any other distribution of assets of Merge among its shareholders for the purpose of winding up its affairs, at least 15 days prior to the proposed effective date of such liquidation, dissolution or winding up or other distribution; and

              (b) immediately, upon the earlier of (i) receipt by Merge of notice of, or (ii) Merge otherwise becoming aware of any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or distribution of assets of Merge among its shareholders for the purpose of winding up its affairs.

              1.2.2 In order to enable each Holder to participate in the distribution of assets of Merge in connection with any of the events set forth in Section 1.2.1(a) or 1.2.1(b) above (a "Liquidation Event"), on the fifth Business Day (the "Automatic Exchange Date") prior to the date on which Merge shall be liquidated all of the then outstanding Exchangeable Shares shall be automatically exchanged for Merge Common Shares (the "Automatic Exchange"). To effect the Automatic Exchange, Merge or its Designee shall purchase each Exchangeable Share outstanding on the Automatic Exchange Date held by each Holder, and each Holder shall sell all Exchangeable Shares at such time, for a purchase price per share (the "Liquidation Amount") equal to the Exchangeable Share Price on the last Business Day prior to the Automatic Exchange Date (less any Taxes or U.S. Taxes).

              1.2.3 On the Automatic Exchange Date, Merge or its Designee shall pay or cause to be paid to each Holder, the Liquidation Amount for each Exchangeable Share upon presentation and surrender at the registered office of Merge (attention: Chief Financial Officer), or at such other place as may be specified by Merge from time to time, of the Holder Deliveries. Payment of the total Liquidation Amount for such Exchangeable Shares shall be made by delivery to the applicable Holder of the Exchangeable Share Consideration (less any Merge Common Shares withheld by Merge or its Designee in respect of Taxes). As of and with effect from the Automatic Exchange Date, each Holder shall cease to be the holder of the Exchangeable Shares exchanged on such date and, shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his total Liquidation Amount, unless payment of his total Liquidation Amount shall not be made upon presentation and surrender of the share certificates representing such Exchangeable Shares in accordance with the foregoing provisions, in which case the rights of such Holder shall remain unaffected to the extent payment of his total Liquidation Amount has not been made, until his total Liquidation Amount has been fully paid in the manner hereinbefore provided. Merge or its Designee shall have the right to deposit or cause to be deposited in a custodial account with any chartered bank or trust company in Canada (the "Liquidation Amount Depositary"), the Liquidation Amount in respect of the Exchangeable Shares represented by certificates that have not been surrendered on the Automatic Exchange Date. Immediately upon making such deposit, Merge shall give notice thereof to such Holder. The Exchangeable Shares in respect of which such deposit shall have been made shall be deemed to be exchanged as of the date of such deposit and, subject to Section 5.1 hereof, the rights of such Holder with respect to such Exchangeable Shares shall thereafter be limited to the right to receive the Liquidation Amount deposited against presentation and surrender of the certificates representing such Exchangeable Shares to the Liquidation Amount Depositary. Upon such payment or deposit of the Liquidation Amount, such Holder shall thereafter be considered and deemed for all purposes to be the holder of the Merge Common Shares either (i) delivered to him, or (ii) deposited with the Liquidation Amount Depositary.

              1.3 Exercise of Exchange Right Subsequent to Retraction. If a Holder has exercised his right under Article 6 of the Provisions Attaching to Exchangeable Shares of the Corporation to require the Corporation to redeem any or all of the Exchangeable Shares held by such Holder (the "Retracted Shares"), provided that Merge or its Designee shall not have exercised the Retraction Call Right (as hereinafter defined) with respect to the Retracted Shares, and such Holder is notified by the Corporation pursuant to Section 6.6 of the Provisions Attaching to Exchangeable Shares that the Corporation will not be permitted as a result of solvency requirements or other provisions of applicable law, including securities laws, to redeem all such Retracted Shares, the Corporation hereby agrees to immediately notify Merge of such prohibition against the Corporation redeeming all of the Retracted Shares and to immediately forward or cause to be forwarded to Merge all relevant materials delivered by such Holder to the Corporation (including, without limitation, a copy of the Retraction Request delivered pursuant to Section 6.1 of the Provisions Attaching to Exchangeable Shares) in connection with such requested retraction of the Retracted Shares. In any such event, the Retraction Request will constitute and will be deemed to constitute notice from such Holder to Merge that such Holder is exercising the Exchange Right with respect to those Retracted Shares which the Corporation is not permitted to redeem, and subject to compliance with applicable securities laws, Merge or its Designee agrees to purchase such Retracted Shares in accordance with the provisions of Section 1.1.3.


                                    ARTICLE 2

                        PURCHASE BY MERGE OR ITS DESIGNEE

         2.1 Purchase of Shares. Subject to Section 2.2.1 hereof, on the Purchase Date Merge or its Designee shall purchase all of the then outstanding Exchangeable Shares (the "Purchase Right") for an amount per share (the "Purchase Price") equal to the Exchangeable Share Price on the last Business Day prior to the Purchase Date, which amount shall be paid in the form of the Exchangeable Share Consideration (less any Taxes or U.S. Taxes).

         2.2  Purchase Procedure.

              2.2.1 Thirty days prior to September 30, 2004, Merge or its Designee shall send or cause to be sent to each Holder and the Corporation a notice in writing setting forth whether Merge or its Designee has elected, in its sole discretion, to (i) purchase the then outstanding Exchangeable Shares on the Purchase Date pursuant to this Article 2, or (ii) cause the Corporation to redeem such Exchangeable Shares on the Purchase Date pursuant to Article 7 of the Provisions Attaching to

Exchangeable Shares. In the event Merge or its Designee shall have elected to purchase such Exchangeable Shares pursuant to this Article 2, such notice shall set out the Purchase Price. In the event Merge or its Designee shall have elected to cause the Corporation to redeem such Exchangeable Shares, such notice shall contain instructions for the Corporation to take all steps necessary to redeem the Exchangeable Shares on the Purchase Date and the Corporation shall, unless prohibited by law, redeem such Exchangeable Shares in accordance with such instructions and the provisions of Article 7 of the Provisions Attaching to Exchangeable Shares. If the Corporation is prohibited by law from so redeeming such Exchangeable Shares, it shall forthwith notify Merge in writing thereof and Merge or its Designee shall purchase the then outstanding Exchangeable Shares on the Purchase Date pursuant to this Article 2.

              2.2.2 Subject to Section 2.2.1 hereof, on the Purchase Date Merge or its Designee shall pay or cause to be paid to each Holder the Purchase Price for each Exchangeable Share upon presentation and surrender at the registered office of Merge (attention: Chief Financial Officer), or at such other place as may be specified by Merge from time to time, of the Holder Deliveries. Payment of the total Purchase Price for such Exchangeable Shares shall be made by delivery to the applicable Holder at the registered office of Merge or at such other location as may be specified by Merge by notice to each Holder of the Exchangeable Share Consideration (less any Merge Common Shares withheld by Merge or its Designee in respect of Taxes, and, less any Taxes or U.S. Taxes). As of and with effect from the Purchase Date, each Holder shall cease to be the holder of such Exchangeable Shares and, subject to Section 5.1 hereof, shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the Purchase Price, unless payment of the total Purchase Price for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates representing such Exchangeable Shares in accordance with the foregoing provisions, in which case the rights of such Holder shall remain unaffected to the extent payment of the Purchase Price has not been made until the Purchase Price has been fully paid in the manner hereinbefore provided. Merge or its Designee shall have the right, on or after the Purchase Date, to deposit or cause to be deposited in a custodial account with any chartered bank or trust company in Canada (the "Purchase Price Depositary") the Purchase Price in respect of the Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by such Holder in connection with the Purchase; provided that, in the event of an acceleration of the Purchase Date pursuant to clause (i) of the last sentence of the definition of "Purchase Date", Merge or its Designee shall be required to make such deposit, if any, on the Purchase Date. Immediately upon making such deposit, Merge or its Designee shall give notice thereof to such Holder. The Exchangeable Shares in respect of which such deposit shall have been made shall be deemed to be exchanged as of the date of such deposit and, subject to Section 5.1 hereof, such Holder's rights with respect to such Exchangeable Shares shall thereafter be limited to the right to receive the Purchase Price so deposited against presentation and surrender of the certificates representing such Exchangeable Shares to the Purchase Price Depositary. Upon such payment or deposit of the Purchase Price, such Holder shall thereafter be considered and deemed for all purposes to be the holder of the Merge Common Shares either (i) delivered to him, or (ii) deposited with the Purchase Price Depositary.

                                    ARTICLE 3

                 DISTRIBUTION ON LIQUIDATION OF THE CORPORATION

         3.1 Liquidation Call Right. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding up its affairs, Merge or its Designee shall have the overriding right (the "Liquidation Call Right") to purchase all, but not less than all, of the Exchangeable Shares from each Holder for an amount per share (the "Liquidation Call Price") equal to the Exchangeable Share Price on the last Business Day prior to the date on which the Corporation's assets shall be distributed to its shareholders in connection with such liquidation, dissolution or winding up (the "Liquidation Date"), which amount shall be satisfied in full by Merge or its Designee causing to be delivered to each Holder the Exchangeable Share Consideration (less any Taxes or U.S. Taxes).

         3.2 Exercise of Liquidation Call Right. To exercise the Liquidation Call Right, Merge shall notify each Holder and the Corporation of Merge or its Designee's intention to exercise the Liquidation Call Right (a) in the case of a voluntary liquidation, dissolution or winding up of the Corporation, at least 15 days before the Liquidation Date, and (b) in the case of an involuntary liquidation, dissolution or winding up of the Corporation at least five Business Days before the Liquidation Date . If Merge or its Designee exercises the Liquidation Call Right, on the Liquidation Date Merge or its Designee will purchase, and each Holder will sell, all of the Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Price.

         3.3 Procedure For Payment of Liquidation Call Price. In the event Merge or its Designee has exercised the Liquidation Call Right as provided herein, then on or after the Liquidation Date, Merge or its Designee shall pay or cause to be paid to each Holder the Liquidation Call Price for each Exchangeable Share upon presentation and surrender at the registered office of Merge (attention: Chief Financial Officer), or at such other place as may be specified by Merge from time to time, of the Holder Deliveries. Payment of the total Liquidation Call Price for such Exchangeable Shares shall be made by delivery to the applicable Holder at the address of the such Holder at the registered office of Merge or at such other location as may be specified by Merge by notice to such Holder of the Exchangeable Share Consideration (less any Merge Common Shares withheld by Merge or its Designee in respect of Taxes). In the event Merge or its Designee has exercised the Liquidation Call Right as provided herein, then as of and with effect from the Liquidation Date, each Holder shall cease to be a holder of such Exchangeable Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the Liquidation Call Price with respect to each Exchangeable Share held by him on the Liquidation Date, unless payment of the total Liquidation Call Price for such Exchangeable Shares shall not be made upon presentation and, subject to Section 5.1 hereof, surrender of the share certificates representing such Exchangeable Shares in accordance with the foregoing provisions, in which case the rights of each Holder shall remain unaffected to the extent payment of the Liquidation Call Price has not been made until the Liquidation Call Price has been fully paid in the manner hereinbefore provided. Merge or its Designee shall have the right to deposit or cause to be deposited in a custodial account with any chartered bank or trust company in Canada (the "Liquidation Call Price Depositary") the Liquidation Call Price in respect of the Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by a Holder in connection with the exercise by Merge or its Designee of the Liquidation Call Right. Immediately upon making such deposit, Merge or its Designee shall give notice thereof to such Holder. The Exchangeable Shares in respect of which such deposit shall have been made shall be deemed to be exchanged on the date of such deposit and, subject to Section 5.1 hereof, such Holder's rights with respect to such Exchangeable Shares shall thereafter be limited to the right to receive the Liquidation Call Price so deposited against presentation and surrender of the certificates representing such Exchangeable Shares to the Liquidation Call Price Depositary. Upon such payment or deposit of the Liquidation Call Price, such Holder shall thereafter be considered and deemed for all purposes to be the holder of the Merge Common Shares either (i) delivered to him, or (ii) deposited with the Liquidation Call Price Depositary.


                                    ARTICLE 4

                      EXERCISE OF THE RETRACTION CALL RIGHT

         4.1 Retraction. In the event that a Holder has exercised such Holder's right under Article 6 of the Provisions Attaching to Exchangeable Shares to require the Corporation to redeem any or all of the Exchangeable Shares held by him (the "Retraction Right"), Merge or its Designee shall have the overriding right (the "Retraction Call Right") to purchase all, but not less than all, of such Exchangeable Shares from such Holder for the Exchange Price or Cash Exchange Price, as applicable (the "Retraction Call Price").

         4.2 Exercise of Retraction Call Right. To exercise the Retraction Call Right, Merge or its Designee shall notify the applicable Holder and the Corporation in writing of Merge's or its Designee's intention to exercise such right within five Business Days after Merge has been notified by the Corporation that such Holder has exercised the Retraction Right. If Merge or its Designee exercises the Retraction Call Right, on the Retraction Date Merge or its Designee will purchase, and such Holder will sell, such Exchangeable Shares for a price per share equal to the Retraction Call Price.

         4.3 Procedure For Payment of Retraction Call Price. In the event that Merge or its Designee has exercised the Retraction Call Right with respect to any Exchangeable Shares as provided herein, then, on or after the Retraction Date, Merge or its Designee shall pay or cause to be paid to the applicable Holder the Retraction Call Price for each such Exchangeable Share upon presentation and surrender at the registered office of Merge (attention: Chief Financial Officer), or at such other place as may be specified by Merge from time to time, the Holder Deliveries. Payment of the total Retraction Call Price for such Exchangeable Shares shall be made by delivery to such Holder at the registered office of Merge or at such other location as may be specified by Merge by notice to such Holder of the Exchange Price or Cash Exchange Price, as applicable. In the event

Merge or its Designee has exercised the Retraction Call Right as provided herein, then as of and with effect from the Retraction Date such Holder shall cease to be a holder of such Exchangeable Shares with respect to which Merge or its Designee has exercised the Retraction Call Right and, subject to Section 5.1 hereof, shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive the Retraction Call Price with respect to each such Exchangeable Share, unless payment of the total Retraction Call Price for such Exchangeable Shares shall not have been made upon presentation and surrender of the share certificates representing such Exchangeable Shares in accordance with the foregoing provisions, in which case such Holder's rights shall remain unaffected to the extent the Retraction Call Price has not been paid until the Retraction Call Price has been fully paid in the manner hereinbefore provided. Merge or its Designee shall have the right to deposit or cause to be deposited in a custodial account with any chartered bank or trust company in Canada (the "Retraction Call Price Depositary") the Retraction Call Price in respect of the Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by such Holder in connection with the exercise by Merge or its Designee of the Retraction Call Right. Immediately upon making such deposit, Merge or its Designee shall give notice thereof to such Holder. The Exchangeable Shares in respect of which such deposit has been made shall be deemed to be exchanged as of the date of such deposit and, subject to Section 5.1 hereof, such Holder's rights with respect to such Exchangeable Shares shall thereafter be limited to the right to receive the Retraction Call Price so deposited against presentation and surrender of the certificates representing such Exchangeable Shares to the Retraction Call Right Depositary. Upon such payment or deposit of the Retraction Call Price, such Holder shall thereafter be considered and deemed for all purposes to be the holder of the Merge Common Shares either (i) delivered to him, or (ii) deposited with the Retraction Call Price Depositary.


                                    ARTICLE 5

                   COVENANTS OF MERGE, CORPORATION AND HOLDER

         5.1 Right to Dividends. There shall be no payment or adjustment by Merge, its Designee, if applicable, the Corporation or any Holder on account of any dividends on any Exchangeable Shares on a Share Exchange in respect of the Exchangeable Shares exchanged on such occasion. Dividends payable on any such Exchangeable Shares for which the record date has occurred prior to the date of exchange or deemed exchange with respect to such Exchangeable Shares shall be paid by the Corporation, even if the distribution date with respect to such dividends occurs after such date of exchange or deemed exchange; provided, however, that, if Merge or its Designee shall have exercised the Liquidation Call Right and the Liquidation Date occurs after the record date with respect to such dividends, but prior to the distribution date with respect thereto, each Holder shall be treated with respect to each Exchangeable Share to be purchased by Merge or its Designee on the Liquidation Date pursuant to Article 3 hereof, as if he had been a holder of the Specified Number of Merge Common Shares on such record date and shall be deemed to have assigned to Merge or its Designee all rights against the Corporation with respect to such dividends.

         5.2 Stamp or Other Transfer Taxes. Each Holder shall be solely responsible for the payment of any stamp, documentary, transfer or other like taxes or charges that may be payable to any governmental body or agency in respect of the disposition by such Holder to Merge or its Designee of Exchangeable Shares or the issuance of Merge Common Shares to such Holder pursuant to a Share Exchange and for any Taxes which must be deducted or withheld by Merge or its Designee by reason of such Holder being a non resident of Canada within the meaning of the Income Tax Act (Canada) or otherwise. Except as aforesaid and as otherwise provided in this Agreement, exchanges of Exchangeable Shares shall be effected at no cost to the applicable Holder.

         5.3 Fractional Shares. Merge or its Designee shall not be required to deliver fractional Merge Common Shares upon any Share Exchange, but in lieu thereof shall pay an amount in cash equal to the same fraction of the Current Market Price of one Merge Common Share at the effective date of the Share Exchange.

         5.4 Issuance of New Certificates. Subject to compliance with the provisions of Section 5.9, Merge or its Designee shall deliver or cause to be delivered to the applicable Holder, one or more certificates representing the Exchangeable Shares in respect of which the Exchange Right, Cash Exchange Right or the Retraction Right, as the case may be, was not exercised by such Holder but which were evidenced by the certificate or certificates delivered to Merge or its Designee pursuant to Section 1.1.2 or 4.3 hereof.

         5.5  Merge Shares.

              (a) Merge hereby represents, warrants and covenants that it shall keep available, free from preemptive and other rights, out of its authorized and unissued capital stock, a number of Merge Common Shares equal to the maximum number of Merge Common Shares which may be issuable from time to time to the Holders upon a Share Exchange.

              (b) Whenever Merge or its Designee is required to deliver Merge Common Shares pursuant to this Agreement, such shares shall be duly delivered as fully paid and nonassessable and free and clear of any lien, claim and encumbrance, other than any restriction on transfer imposed by Section 5.6 hereof and applicable securities laws.

         5.6  Restrictions on Transfers of Merge Shares.

              (a) As long as a Holder is a director, officer or employee of Merge or the Corporation or any of their respective subsidiaries, such Holder shall comply with all Merge policies in force from time to time concerning the purchase and sale of securities of Merge by directors, officers or employees of Merge and its subsidiaries to the extent such policies are applicable to such Holder pursuant to its terms.

              (b) The Merge Common Shares (whether acquired pursuant to this Agreement or otherwise) have not been registered under the U.S. Securities Act or the Ontario Securities

         Act, and may not be sold, transferred or otherwise disposed: (i) in the United States or to a U.S. Person unless such shares are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available; (ii) unless made in conformity with Rule 144 promulgated by the SEC under the Securities Act; or (iii) in Canada unless such shares are qualified by prospectus filed in accordance with the applicable provincial Securities Acts or an exemption from the prospectus requirements of such provincial Securities Acts is available. In no event shall any sale, transfer or other disposition of the Merge Common Shares be permitted in violation of (i) the rules and regulations of the SEC promulgated under the Securities Act, or (ii) the Ontario Securities Act and any provincial securities laws and regulations. In addition, any such Holder who intends to transfer Merge Common Shares shall use his best efforts not to sell any such Merge Common Shares to a person (other than a person who would be entitled to file a Schedule 13G under the U.S. Securities Exchange Act of 1934, as amended (the "1934 Act"), with respect to such sale) who would "beneficially own" (as such term is used in the regulations promulgated pursuant to Section 13(d) of the 1934 Act), after giving effect to the purchase of such Merge Common Shares, more than 5% of the Merge Common Shares outstanding at such time.

         5.7 Transfer Agent. Merge covenants that it will supply its transfer agent with duly executed share certificates for the purpose of completing a Share Exchange.

         5.8 Corporation Liquidation. Merge covenants that prior to the Purchase Date it will use its commercially reasonable best efforts to prevent the liquidation, dissolution or winding up of the Corporation.

         5.9 Non Resident of Canada at Time of Exchange. Notwithstanding the provisions of any section of this Agreement, in the event that a Holder does not represent and warrant that he is not a non resident of Canada within the meaning of the Income Tax Act (Canada) when such Holder or Merge or its Designee is entitled to exercise any exchange right hereunder or any such exchange occurs automatically, such Holder shall provide to Merge or its Designee a certificate pursuant to Section 116 of the Income Tax Act (Canada) or any successor provision thereto (such certificate being hereinafter referred to as a "Certificate") having a certificate limit that is not less than fair market value of the Merge Common Shares which such Holder is entitled to receive upon such exchange and otherwise conforming in all respects with the provisions of section 116 of the Income Tax Act (Canada) or any successor provisions thereto. If such Holder does not provide such Certificate to Merge or its Designee on or before the date on which the exchange is to occur, Merge or its Designee shall be entitled to hold back Merge Common Shares having a fair market value equal to the amount of any Taxes that Merge or its Designee would be required to pay on behalf of such Holder pursuant to Section 116 of the Income Tax Act (Canada) or any successor thereto. Merge or its Designee shall be entitled to sell such Merge Common Shares and to remit the sale price to Revenue Canada on account of any such Taxes within such time (determined by Merge or its Designee acting reasonably) as will enable it to comply with the requirements of subsection 116(5) of the Income Tax Act (Canada) or any successor thereto in the event that such Holder fails to provide such Certificate before such time and such Holder hereby appoints Merge or its Designee as his lawful attorney with full and irrevocable power and authority to execute all agreements, documents and instruments and to take such other action as may be required to effect such sale. If such Holder provides such Certificate before such time, Merge or its Designee shall release to such Holder any Merge Common Shares so held back or the proceeds from a sale thereof if not remitted to Revenue Canada.

         5.10 Reincorporation of Merge. The parties hereto agree that, in the event Merge ceases to be a Wisconsin corporation and is reincorporated in another jurisdiction, the parties hereto shall amend or modify, or cause, or consent to, the amendment or modification of, such Transaction Documents, and enter into such additional agreements and execute, or cause the execution of, such additional documents, as may be required to provide the parties hereto with substantially the same rights and obligations and economic benefits under the laws of such jurisdiction of reincorporation.


                                    ARTICLE 6

                             SUCCESSORS AND ASSIGNS

         6.1 Successors and Assigns. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the respective transferees and assigns (if the transfer or assignment of this Agreement is permitted hereunder), or the successors, executors, administrators and legal representatives of the parties hereto, provided, however, that this Agreement may not be assigned by the parties hereto in whole or in part except as otherwise expressly provided herein.

         6.2 Merge Successors. Merge shall not enter into any transaction (whether by way of restructuring, reorganization, consolidation, merger, transfer, sale, lease or otherwise) whereby all or substantially all of its undertaking, property and assets would become the property of any other person or, in the case of a merger, of the continuing corporation resulting therefrom unless:

              (a) (i) such other person or continuing corporation (the "Merge Successor"), by operation of law, becomes automatically bound by the terms and provisions of this Agreement, or (ii) if the Merge Successor does not become so bound, the Merge Successor executes, prior to or contemporaneously with the consummation of such transaction, an agreement supplemental hereto and such other instruments (if any) as are satisfactory to the Majority Holders and, in the opinion of legal counsel to the Majority Holders, are necessary or advisable to evidence the assumption by the Merge Successor of the liability for all moneys payable and property deliverable hereunder and the covenant of such Merge Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations under this Agreement; and

              (b) such transaction shall, to the satisfaction of the Majority Holders and in the opinion of such legal counsel, be upon such terms as are required to substantially preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the Majority Holders hereunder.


                                    ARTICLE 7

                                   TERMINATION

         7.1 Term. This Agreement shall continue until the earliest to occur of the following events:

              (a) no outstanding Exchangeable Shares are held by any Holder, and

              (b) the execution of an instrument in writing terminating this Agreement, signed by duly authorized officers or representatives of Merge and the Corporation and by each Holder.


                                    ARTICLE 8

                          DEFINITION AND MISCELLANEOUS

         8.1 Definitions of Certain Terms. As used herein, the following terms shall have the following meanings (and any capitalized terms not otherwise defined herein shall have the meanings given them in the Provisions Attaching to Exchangeable Shares).

         "1934 Act" means the U.S. Securities Exchange Act of 1934, as amended.

         "Agreement" is defined in the first paragraph hereof.

         "Automatic Exchange" is defined in Section 1.2.2.

         "Automatic Exchange Date" is defined in Section 1.2.2.

         "Cash Exchange Price" is defined in Section 1.1.1.

         "Cash Exchange Right" is defined in Section 1.1.1.

         "Certificate" is defined in Section 5.9.

         "Corporation" is defined in the first paragraph hereof.

         "Designee" means a Subsidiary or Affiliate of Merge.

         "Exchange Date" is defined in Section 1.1.2.

         "Exchange Price" is defined in Section 1.1.1.

         "Exchange Right" is defined in Section 1.1.1.

         "Exchangeable Shares" is defined in the Recitals to this Agreement.

         "Holder" is defined in the Recitals to this Agreement.

         "Holder Deliveries" means, with respect to any exercise of the Exchange Right, the Cash Exchange Right, the Automatic Exchange, a Purchase, the Liquidation Call Right or the Retraction Call Right, the certificates representing the Exchangeable Shares subject to such exercise, together with one or more stock transfer powers endorsed in blank by the applicable Holder and containing a representation and warranty by such Holder that such Holder is not a non resident of Canada within the meaning of the Income Tax Act (Canada). If such Holder does not so represent and warrant, the provisions of Section 5.9 shall apply.

         "Liquidation Amount" is defined in Section 1.2.2.

         "Liquidation Amount Depositary" is defined in Sect ion 1.2.3.

         "Liquidation Call Price" is defined in Section 3.1.

         "Liquidation Call Price Depositary" is defined in Section3.3.

         "Liquidation Call Right" is defined in Section 3.1.

         "Liquidation Date " is defined in Section 3.1.

         "Liquidation Event" is defined in Section 1.2.2.

         "Majority Holders" means at any time the Holders of more than 50% of the Exchangeable Shares issued and outstanding at such time.

         "Merge" is defined in the first paragraph hereof.

         "Merge Common Shares" is defined in the Recitals to this Agreement.

         "Merge Successor" is defined in Section 6.2.

         "Person" means an individual, a corporation, partnership, trust, any other entity and any group (which term includes a "group" as defined in Section13(d)(3) of the 1934 Act).

         "Provisions Attaching to Exchangeable Shares" is defined in the Purchase Agreement.

         "Purchase Agreement" has the meaning ascribed thereto in the second paragraph hereof.

         "Purchase Date" means September 30, 2004.

         "Purchase Price" is defined in Section 2.1.

         "Purchase Price Depositary" is defined in Section 2.2.2.

         "Purchase Right" is defined in Section 2.1.

         "Retracted Shares" is defined in Section 1.3.

         "Retraction Call Price" is defined in Section 4.1.

         "Retraction Call Price Depositary" is defined in Section 4.3.

         "Retraction Call Right" is defined in Section 4.1.

         "Retraction Right" is defined in section 4.1.

         "Share Exchange" means, with respect to any Exchangeable Share, the acquisition by Merge or its Designee of such Exchangeable Share, whether pursuant to exercise (i) by a Holder of the Exchange Right, the Automatic Exchange, the Purchase Right, or (ii) by Merge or its Designee of the Liquidation Call Right or the Retraction Call Right.

         "Subsidiary" means any corporation, association, or other business entity a majority (by number of votes on the election of directors) of the shares of capital stock (or other voting interests) of which is owned, directly or indirectly, by Merge.

         "Taxes" means any taxes that Merge or its Designee may be required to pay on behalf of, or withhold from, any person pursuant to the Income Tax Act (Canada) or any successor thereto or pursuant to any applicable provincial tax legislation.

         "U.S. Taxes" means any U.S. dividend withholding taxes that are required to be withheld.

         "Transaction Documents" means this Agreement, the Provisions Attaching to Exchangeable Shares, the Trust Agreement and the Support Agreement.

         8.2 Amendments, Modifications, Etc. This Agreement may not be amended, modified or supplemented by the parties hereto in any manner, except by an instrument in writing signed by duly authorized officers or representatives of Merge and the Corporation and by the Majority Holders.



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

         8.3 Changes in Capital of Merge and the Corporation . At all times after the occurrence of any event effected pursuant to Section 2.5 of the Support Agreement or Article 11 of the Provisions Attaching to Exchangeable Shares, as a result of which either the Merge Common Shares or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, mutatis mutandis, to all new securities into which the Merge Common Shares or the Exchangeable Shares or both are so changed and the parties hereto shall execute, in accordance with Section 8.2, such amendments, modifications and supplement to this Agreement as are necessary to effect such changes.

         8.4 No Waiver. The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any party hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of or non compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non compliance.

         8.5 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of Wisconsin (and the federal laws of the United States applicable therein), without regard to their respective conflict of law rules.

         8.6 Notices. All notices and other communications hereunder, and any delivery by a Holder of certificate representing Exchangeable Share, shall be made in accordance with Article 15 of the Provisions Attaching to Exchangeable Shares.

         8.7 Construction of Agreement. A reference to an Article or Section shall mean an Article of or a Section in this Agreement unless otherwise expressly stated. The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words,"without limitation."

         8.8 Entire Agreement. This Agreement and the Transaction Documents (i) constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral between the parties with respect to the subject matter hereof, and (ii) is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder, except as otherwise expressly provided herein or therein.

         8.9 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity of any other provision of this Agreement, each of which shall remain in full force and effect.

         8.10 Counterparts. This Agreement may be executed in one or more counterparts, all of which together shall constitute one and the same Agreement.

         8.11 Proportionate Share of Amounts Paid. Notwithstanding any provision in Sections 1.1.3, 1.2.3, 2.2.2, 3.3 or 4.3, pursuant to the exercise of the Exchange Right, the Cash Exchange Right, the Automatic Exchange, a Purchase, the Liquidation Call Right or the Retraction Call Right, each Holder shall be entitled to receive only the Exchange Price, Cash Exchange Price, Liquidation Amount, Purchase Price, Liquidation Call Price or the Retraction Call Price with respect to such Holder's Exchangeable Shares, and not the total amount or price with respect to all Exchangeable Shares subject to such exercise.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.


                                  MERGE TECHNOLOGIES INCORPORATED


                                  By:    /s/ William C. Mortimore
                                         ---------------------------
                                  Name:  William C. Mortimore
                                  Title: President and Chief Executive Officer


                                  INTERPRA MEDICAL IMAGING NETWORK LTD.


                                  By:    /s/ Stephen Herman
                                         ---------------------------
                                  Title: President


613444





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